Allstate Life Insurance Company

Allstate Financial Advisors Separate Account I

Supplement dated August 28, 2015

To Allstate Life Insurance Company

Prospectus dated May 1, 2015

Allstate Life Insurance Company of New York

Allstate Life of New York Separate Account A

Supplement dated August 28, 2015

To Allstate Life Insurance Company of New York

Prospectus dated May 1, 2009, as supplemented

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

We were notified of a problem with Prudential’s affiliated Trusts’ accounting agent’s system on Monday, August 24, 2015. Due to a system problem, the values of the units for certain Sub-accounts may reflect pricing and holdings as of a prior date and/or may not have been reported accurately. Once the accurate unit prices of the Sub-accounts are determined, we will correct all account values and transactions, as needed, to reflect the correct unit values. This system problem did not affect any Sub-accounts of unaffiliated portfolios in this Annuity.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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